Exhibit 99.1

Jefferies Group Announces Second Quarter Results; Revenues, Net
Earnings and Earnings Per Share up 20%, 70% and 56%, Respectively

    NEW YORK--(BUSINESS WIRE)--July 13, 2004--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for the second quarter ended June 25, 2004.

    Highlights for the second quarter ended June 25, 2004:

    -- Total revenues were up 20% to $277.2 million versus $230.2 million for the second quarter of 2003.

    -- Net earnings were up 70% to $31.8 million compared to $18.7 million for the second quarter of 2003.

    -- Earnings per share (diluted) were up 56% to $0.50 compared to $0.32 for the second quarter of 2003.

    -- Total trading revenues were up 1% to $148.0 million versus $146.2 million for the second quarter of 2003.

    -- Investment banking revenues were up 87% to $83.6 million versus $44.7 million for the second quarter of 2003.

    -- Asset management related revenues were up 169% to $18.8 million versus $7.0 million for the second quarter of 2003.

    Highlights for the first six months ended June 25, 2004:

    -- Total revenues were up 40% to $580.3 million versus $415.5 million for the first half of 2003.

    -- Net earnings were up 94% to $63.7 million compared to $32.9 million for the first half of 2003.

    -- Earnings per share (diluted) were up 75% to $1.00 compared to $0.57 for the first half of 2003.

    -- Total trading revenues were up 18% to $306.7 million versus $260.7 million for the first half of 2003.

    -- Investment banking revenues were up 97% to $174.9 million versus $88.9 million for the first half of 2003.

    -- Asset management related revenues were up 302% to $42.6 million versus $10.6 million for the first half of 2003.

    "This strong performance is a result of our commitment to diversify revenues as we continue to develop our strategy to serve middle market and growth companies and their investors," said Richard
B. Handler, Chairman and Chief Executive Officer of Jefferies. "As always, we wish to thank our clients, shareholders and employees for their support."
    "We see a continuing opportunity to consolidate and lead middle market trading, investment banking, and asset management," added John
C. Shaw, Jr., President of Jefferies.

    Conference Call

    A conference call with management discussion of financial results for the second quarter and first half ended June 25, 2004 will be held July 13 at 11:00 AM (Eastern) and can be accessed at 617-801-9714 (code: 93408551). A replay of the call will be available two hours post-call at 617-801-6888 (code: 23435057). A live audio Webcast and delayed replay will also be available under "Investor Relations" at www.jefco.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefco.com or by calling 203-708-5975 by 9:30 AM Eastern on July 13.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served middle-market and growth companies and their investors for over 40 years. Headquartered in New York with more than 20 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities, serving institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefco.com), a publicly traded holding company.

    Forward-Looking Statements

    This press release contains statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements about our future and may contain expectations regarding revenues, earnings, operations and other financial projections, and may include statements of future performance, positioning, plans and objectives. These forward-looking statements represent only our belief regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. Actual results could differ materially from those projected in these forward-looking statements. Please refer to our recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 4, 2004 and other filings we make with the Securities and Exchange Commission for a discussion of important factors that could cause actual results to differ materially from those projected in these forward-looking statements. We do not assume any obligation to update any forward-looking statement we make.




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)

                               Three Months Ended   Six Months Ended
                              ------------------- --------------------
                               June 25,  June 27,  June 25,   June 27,
                                 2004      2003       2004      2003
                              --------- --------- ---------- ---------

 Revenues:
   Commissions                $ 66,002  $ 69,770  $ 138,305  $126,427
   Principal transactions       82,001    76,461    168,441   134,226
   Investment banking           83,572    44,716    174,944    88,919
   Asset management fees and
    investment income from
    managed funds               18,827     6,986     42,628    10,587
   Interest                     24,445    30,701     49,184    52,200
   Other                         2,323     1,575      6,762     3,149
                              --------- --------- ---------- ---------
 Total revenues                277,170   230,209    580,264   415,508
 Interest expense               29,303    31,378     53,890    52,428
                              --------- --------- ---------- ---------
 Revenues, net of interest
  expense                      247,867   198,831    526,374   363,080
                              --------- --------- ---------- ---------

 Non-interest expenses:
   Compensation and benefits   135,819   114,115    294,757   209,512
   Floor brokerage and
    clearing fees               13,225    12,483     26,980    23,295
   Technology and
    communications              16,194    14,153     32,603    28,624
   Occupancy and equipment
    rental                       9,444     9,499     19,056    16,825
   Business development          8,930     5,519     17,340    11,569
   Other                         9,579    10,760     19,743    17,696
                              --------- --------- ---------- ---------
 Total non-interest expenses   193,191   166,529    410,479   307,521
                              --------- --------- ---------- ---------

 Earnings before income taxes
  and minority interest         54,676    32,302    115,895    55,559
 Income taxes                   21,207    11,640     42,464    20,712
                              --------- --------- ---------- ---------
 Earnings before minority
  interest                      33,469    20,662     73,431    34,847
 Minority interest in earnings
  of consolidated
  subsidiaries, net              1,683     1,924      9,736     1,924
                              --------- --------- ---------- ---------
 Net earnings                 $ 31,786  $ 18,738  $  63,695  $ 32,923
                              ========= ========= ========== =========

 Earnings per share:
   Basic                      $   0.55  $   0.36  $    1.12  $   0.63
                              ========= ========= ========== =========
   Diluted                    $   0.50  $   0.32  $    1.00  $   0.57
                              ========= ========= ========== =========

 Weighted average shares:
   Basic                        57,559    52,608     56,939    52,336
   Diluted                      63,927    58,077     63,508    57,591

* All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split declared by the Board of Directors on July 14, 2003 and effected as a stock dividend on August 15, 2003.




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)


                                      Quarters ended
                    --------------------------------------------------
                        6/25/     3/26/    12/31/     9/26/     6/27/
                        2004      2004      2003      2003      2003
                      --------  --------  --------  --------  --------
Statement of  Earnings
----------------------
 Revenues, net of
  interest expense   $247,867  $278,507  $265,704  $200,830  $198,831
 Non-interest
  expenses:
   Compensation and
    benefits          135,819   158,938   149,201   115,996   114,115
   Non-personnel
    expenses           57,372    58,350    63,669    48,694    52,414
                      --------  --------  --------  --------  --------
 Earnings before
  income taxes and
  minority interest    54,676    61,219    52,834    36,140    32,302
 Income taxes          21,207    21,257    19,233    12,906    11,640
                      --------  --------  --------  --------  --------
 Earnings before
  minority interest    33,469    39,962    33,601    23,234    20,662
 Minority interest
  in earnings of
  consolidated
   subsidiaries, net    1,683     8,053     3,005     2,702     1,924
                      --------  --------  --------  --------  --------
     Net earnings    $ 31,786  $ 31,909  $ 30,596  $ 20,532  $ 18,738
                      ========  ========  ========  ========  ========

 Diluted earnings
  per share          $   0.50  $   0.51  $   0.50  $   0.35  $   0.32
                      ========  ========  ========  ========  ========

Financial Ratios
----------------
 Pretax operating
  margin                 22.1%     22.0%     19.9%     18.0%     16.2%
 Compensation and
  benefits / net
  revenues               54.8%     57.1%     56.2%     57.8%     57.4%
 Effective tax rate      38.8%     34.7%     36.4%     35.7%     36.0%

* All per share information has been restated to retroactively reflect the effect of the two-for-one stock split declared by the Board of Directors on July 14, 2003 and effected as a stock dividend on August 15, 2003.



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)

                                      Quarters ended
                    --------------------------------------------------
                        6/25/     3/26/    12/31/     9/26/     6/27/
                        2004      2004      2003      2003      2003
                     --------- --------- --------- --------- ---------
Revenues by Source
------------------
Commissions and
 principal
 transactions:
   Equities           $85,743   $92,879   $92,021   $85,142   $85,047
   International       20,562    25,713    21,507    21,951    25,618
   High yield          12,040    12,217    13,866     9,216     7,897
   Convertibles         5,449     7,578     6,899     5,146     8,570
   Execution            8,637     8,570     6,493     6,209     5,946
   Bonds Direct        10,795    11,152     8,600     8,066     6,038
   Other proprietary    4,777       634       763     5,585     7,115
                     --------- --------- --------- --------- ---------
     Total            148,003   158,743   150,149   141,315   146,231
Investment banking     83,572    91,372    98,689    42,000    44,716
Asset management
 fees and investment
 income from managed
 funds:
   Asset management
    fees                7,641    10,105     6,690     4,891     3,010
   Investment income
    from managed
    funds              11,186    13,696     5,161     4,813     3,976
                     --------- --------- --------- --------- ---------
     Total             18,827    23,801    11,851     9,704     6,986
Interest               24,445    24,739    26,621    23,582    30,701
Other                   2,323     4,439     1,951     5,346     1,575
                     --------- --------- --------- --------- ---------
   Total revenues    $277,170  $303,094  $289,261  $221,947  $230,209
                     ========= ========= ========= ========= =========

Other Data
----------
Number of trading
 days                      62        59        66        63        63
Average employees       1,692     1,612     1,432     1,384     1,364
Common shares
 outstanding           57,202    56,808    56,702    56,425    55,142
Weighted average
 shares:
   Basic               57,559    56,298    54,113    53,534    52,608
   Diluted             63,927    63,078    61,039    59,502    58,077


* All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split declared by the Board of Directors on July 14, 2003 and effected as a stock dividend on August 15, 2003.

    As of June 25, 2004, stockholders' equity amounted to $950 million, resulting in a book value of $16.60 per share.

    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338